EXHIBIT 10.52


[USCBD]



                            ASSIGNMENT AND ASSUMPTION


                  AGREEMENT AND ASSUMPTION dated as of February 2, 1996 between The Daiwa Bank, Limited, a bank organized under the laws of Japan ("Assignor") and The Sumitomo Bank, Limited, a bank organized under the laws of Japan ("Assignee").

                              W I T N E S S E T H:

                  WHEREAS, Assignor desires to assign all of its right, title and interest in and to the loan agreements (the "Loan Agreements") set forth on Schedule A hereto and the other agreements set forth on Schedule A hereto and all documents related to the Loan Agreements to the extent related to obligations under the Loan Agreements (collectively, the "Agreement") and all of its liabilities and obligations under the Agreements, and the Assignee desires to accept the assignment of such right, title and interest and to assume such liabilities and obligations;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, Assignor and Assignee agree as follows:

                  1. ASSIGNMENT. As of the Effective Date, Assignor hereby sells, assigns, transfers and sets over to Assignee all of its right, title and interest in ant to, and obligations under, the Agreements, including without limitation Assignor's commitments to extend credit pursuant to the Agreements, as in effect on the Effective Date, and the amounts owing to Assignor on the Effective Date pursuant to the Agreements.

                  2. ASSUMPTION. As of the Effective Date, Assignee hereby accepts the assignment by Assignor of Assignor's right, title and interest in and to, and obligations under, the Agreements, and hereby fully and unconditionally assumes all of Assignor's liabilities and obligations under the Agreements. As of the Effective Date, (a) Assignee shall be a party to the Agreements and, to the extent provided in this Assignment and Assumption, have the rights and obligations of Assignor thereunder and (b) Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Agreements.




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                  3.    EFFECTIVENESS.  This  Assignment  and  Assumption  shall
become effective on February 2, 1996 (the "Effective Date").

                  4. GOVERNING LAW. This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

                  5. COUNTERPARTS. This Assignment and Assumption may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption to be duly executed in their respective corporate names by their respective duly authorized officers, all as of the day and year first above written.

                                   THE DAIWA BANK, LIMITED


                                   By   /s/B.P. Maddams
                                        ----------------------------------------
                                        Name:    B.P. Maddams
                                        Title:   Executive Vice President &
                                                     Assistant General Manager



                                   By   /s/Brian M. Smith
                                        ----------------------------------------
                                        Name:    Brian M. Smith
                                        Title:   Senior Vice President &
                                                     Regional Manager




                                   THE SUMITOMA BANK, LIMITED


                                   By   /s/Yukoh Araya
                                        ----------------------------------------
                                        Name:    Yukoh Araya
                                        Title:   Vice President



                                        2

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                                                                      [REDACTED]


                                   SCHEDULE A
                                   ----------


Capital Associates International, Inc.

         Credit and Security Agreement, dated as of November 30, 1994, among Capital Associates International, Inc. as Borrower, the Banks named therein and Norwest Bank Colorado, N.A. as Agent.











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